                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


Northern Trust Corporation:


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated January 17, 1995, incorporated by reference in the Northern Trust Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP


Chicago, Illinois
October 31, 1995